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                                ING EQUITY TRUST
                            ING Equity and Bond Fund

                    Supplement dated December 16, 2005 to the
    Class A, Class B, Class C and Class M Prospectus, the Class Q Prospectus
         and the Class A, Class B, Class C, Class I, Class M and Class Q Statement of Additional Information ("SAI") each dated September 30, 2005

     On November 10, 2005, the shareholders of ING Equity and Bond Fund approved the reorganization with and merger into ING Balanced Fund. The reorganization was completed on December 3, 2005. Accordingly, ING Equity and Bond Fund is no longer offering its shares. All references to ING Equity and Bond Fund in the Prospectuses and SAI are hereby deleted.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE